UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 28, 2021

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 28, 2021, Newmont Corporation, a Delaware Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the advisory vote on the compensation of the Named Executive Officers; and (3) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.

All matters voted on at the Annual Meeting were approved. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders (except with respect to the Election of Directors, where abstentions are excluded). The voting results were as follows:

Proposal #1 – Election of Directors

Name	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non-Votes
Patrick G. Awuah Jr.	584,860,738	99.50	2,960,760	0.50	529,419	49,620,554
Gregory H. Boyce	569,342,657	96.89	18,273,671	3.11	734,589	49,620,554
Bruce R. Brook	545,603,157	92.84	42,083,254	7.16	664,506	49,620,554
Maura Clark	579,379,894	98.62	8,116,935	1.38	854,088	49,620,554
Matthew Coon Come	585,899,731	99.67	1,911,100	0.33	540,086	49,620,554
José Manuel Madero	585,011,267	99.52	2,827,429	0.48	512,221	49,620,554
René Médori	578,223,695	98.42	9,258,199	1.58	869,023	49,620,554
Jane Nelson	583,903,238	99.42	3,378,703	0.58	1,068,976	49,620,554
Tom Palmer	586,044,498	99.68	1,891,163	0.32	415,256	49,620,554
Julio M. Quintana	528,159,018	90.01	58,609,917	9.99	1,581,982	49,620,554
Susan Story	586,804,257	99.80	1,159,933	0.20	386,727	49,620,554

Proposal #2 – Advisory Resolution to Approve Named Executive Officer Compensation

		% of votes cast on the Proposal
Votes For	549,139,395	93.34
Votes Against	38,261,268	6.50
Abstentions	950,254	0.16
Broker Non-Votes	49,620,554	—

Proposal #3 - Ratification of Independent Registered Public Accounting Firm

		% of votes cast at the Annual Meeting
Votes For	635,704,090	99.64
Votes Against	1,766,589	0.28
Abstentions	500,792	0.08

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Logan Hennessey
	Name:	Logan Hennessey
	Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: April 29, 2021

2